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                                                                   Exhibit 99(b)

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

1993 UTILITY DATA - GAS OPERATIONS               YEAR ENDED DECEMBER 31, 1993
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
MISSOURI PUBLIC SERVICE
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Average cost of purchased gas ($/MCF)                                   $2.74
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Supply mix:
  Contract                                                              36.3%
  Spot                                                                  63.7%
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Major supplier:
  Aquila Energy
  Williams Natural Gas
  Panhandle Trading Co.
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Peak day sendout (MCF)                                                 65,876
Heating degree-days                                                     5,864
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Gas storage capacity (BCF):
  Leased                                                                  1.6
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PEOPLES NATURAL GAS
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Average cost of purchased gas ($/MCF)                                   $3.13
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Supply mix:
  Contract                                                              20.4%
  Spot                                                                  79.6%
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Major Supplier:  Northern Natural Gas
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Peak day sendout (MCF)                                                860,241
Heating degree-days                                                     7,331
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Gas storage capacity (BCF):
  Leased                                                                  5.7
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MICHIGAN GAS UTILITIES
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Average cost of purchased gas ($/MCF)                                   $2.85
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Supply  mix:
  Contract                                                              10.7%
  Spot                                                                  89.3%
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Major suppliers:
  ANR Pipeline
  Michigan Consolidated Gas Company
  Panhandle Eastern Pipeline
  Trunkline Gas Company
  Consumers Power
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Peak day sendout (MCF)                                                239,996
Heating degree-days                                                     6,894
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Gas storage capacity (BCF):
  Owned                                                                 3.3
  Leased                                                                4.6
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Total Storage Capacity                                                  7.9
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WEST VIRGINIA POWER
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Average cost of purchased gas ($/MCF)                                   $2.76
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Supply mix:
  Contract                                                              79.7%
  Spot                                                                  20.3%
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Major suppliers:
  West Virginia Independent Producers
  Cabot Oil and Gas Marketing
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Peak day sendout                                                       32,000
Heating degree-days                                                     5,342
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NORTHERN MINNESOTA UTILITIES
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Average cost of purchased gas ($/MCF)                                   $3.20
Supply mix:
  Contract                                                              78.9%
  Spot                                                                  21.1%
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Major suppliers:
  Western Gas Marketing
  Centra Gas Pipelines
  Viking Gas Transmission
  Northern Natural Gas
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Peak day sendout                                                       77,000
Heating degree-days                                                     9,869
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Gas storage capacity (BCF)
  Leased                                                                   .9
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KANSAS PUBLIC SERVICE
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Average cost of purchased gas ($/MCF)                                   $2.70
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Supply mix:
  Contract                                                              82.0%
  Spot                                                                  18.0%
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Major Suppliers:
  Williams Natural Gas
  Williams Gas Marketing
  Aquila Energy
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Peak day sendout (MCF)                                                 26,533
Heating degree-days                                                     5,390
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Gas storage capacity (BCF)
  Leased                                                                   .7
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GAS TARIFF SALES VOLUMES
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

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                         Residential  Commercial   Industrial   Other
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
Missouri Public Service       64%         24%         6%         6%
Peoples Natural Gas           53          30         15          2
Michigan Gas Utilities        59          25         16          -
Northern Minnesota
  Utilities                   20          21         59          -
West Virginia Power           43          15          2         40
Kansas Public Service         65          35          -          -
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